UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

_______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2025

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UNITED RENTALS, INC.

UNITED RENTALS (NORTH AMERICA), INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-14387	06-1522496
Delaware	001-13663	86-0933835
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 First Stamford Place, Suite 700
Stamford, Connecticut	06902
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 622-3131

(Former name or former address if changed since last report.)

_______________________

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐ Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐ Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value, of United Rentals, Inc.	URI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 8, 2025, the Company held its Annual Meeting at which the stockholders voted: (i) upon the election of Julie M. Heuer Brandt, Marc A. Bruno, Larry D. De Shon, Matthew J. Flannery, Kim Harris Jones, Terri L. Kelly, Michael J. Kneeland, Francisco J. Lopez-Balboa, Gracia C. Martore and Shiv Singh to the Board for one-year terms; (ii) upon the ratification of the appointment of Ernst & Young LLP as the Company’s public accounting firm for the fiscal year ending December 31, 2025; (iii) on an advisory (non-binding) basis to approve the compensation of the Company’s named executive officers; and (iv) on a stockholder proposal to improve shareholder written consent.

The stockholders (i) elected all ten directors; (ii) approved the ratification of the appointment of Ernst & Young LLP for the fiscal year ending December 31, 2025; (iii) approved (on a non-binding basis) the compensation of the Company’s named executive officers; and (iv) rejected a stockholder proposal to improve shareholder written consent.

The final voting results for each of the matters submitted to a vote of stockholders at the Annual Meeting are set forth below:

Proposal 1. Election of Directors.

Nominee	For	Against	Abstain	Broker Non-Votes
Julie M. Heuer Brandt	53,670,789	35,891	16,843	4,930,987
Marc A. Bruno	52,869,664	829,541	24,318	4,930,987
Larry D. De Shon	53,465,049	232,778	25,696	4,930,987
Matthew J. Flannery	53,645,392	53,820	24,311	4,930,987
Kim Harris Jones	53,365,866	340,609	17,048	4,930,987
Terri L. Kelly	53,611,386	95,163	16,974	4,930,987
Michael J. Kneeland	51,916,381	1,781,445	25,697	4,930,987
Francisco J. Lopez-Balboa	53,633,611	65,887	24,025	4,930,987
Gracia C. Martore	53,480,166	225,767	17,590	4,930,987
Shiv Singh	53,628,215	70,414	24,894	4,930,987

Proposal 2. Ratification of Appointment of Public Accounting Firm.

For	Against	Abstain	Broker Non-Votes
54,892,857	3,703,608	58,045	not applicable

Proposal 3. Advisory Approval of Executive Compensation.

For	Against	Abstain	Broker Non-Votes
50,938,457	2,537,938	247,128	4,930,987

Proposal 4. Stockholder Proposal to Improve Shareholder Written Consent.

For	Against	Abstain	Broker Non-Votes
8,032,375	45,334,028	357,120	4,930,987

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2025

UNITED RENTALS, INC.
By: /s/ Joli L. Gross
Name: Joli L. Gross Title: Senior Vice President, Chief Legal and Sustainability Officer, and Corporate Secretary

UNITED RENTALS (NORTH AMERICA) , INC.
By: /s/ Joli L. Gross
Name: Joli L. Gross Title: Senior Vice President, Chief Legal and Sustainability Officer, and Corporate Secretary